UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Report to Shareholders

Institutional Core Plus Fund	November 30, 2015

Highlights

●	Investment-grade domestic bond returns were slightly negative in the first half of our fiscal year, and high yield and foreign securities performed somewhat worse.
●	The Institutional Core Plus Fund lagged its Barclays benchmark but outperformed its Lipper peer group.
●	In anticipation of an extended period of low prices for oil and other commodities, we have remained significantly underweight to the energy and materials sectors within the corporate bond sector. Instead, we favor financial, health care, and consumer-related firms.

●	While we have generally reduced risk in the portfolio, we believe that further volatility might provide the opportunity to move back into higher-yielding positions, and we continue to monitor a wide range of global fixed income asset classes for such prospects.

The views and opinions in this report were current as of November 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter

T. Rowe Price Institutional Core Plus Fund

Dear Investor

Bond returns were modestly negative in the six months ended November 30, 2015, as investors reacted to global turmoil and prepared for the first Federal Reserve rate hike in nearly a decade. Reflecting its inclusion of diversifying and higher-risk assets, such as high yield bonds and foreign securities, the Institutional Core Plus Fund modestly underperformed the domestic, investment-grade Barclays U.S. Aggregate Bond Index. We are pleased to report that we moderately outperformed our Lipper peer group of similar funds, however, and we are optimistic that the coming year will provide us periodic opportunities to add undervalued securities to the portfolio.

The Institutional Core Plus Fund returned -0.80% over the six months ended November 30, 2015. The fund lagged its benchmark but outperformed its peer group average. (Performance for F Class shares can vary, reflecting their different fee structure and other factors. Past performance cannot guarantee future results.)

Economy and Interest Rates

Interest rates rose somewhat in the first half of our fiscal year, but the more notable trend in fixed income markets may have been a pronounced increase in risk aversion. Several factors were behind investors’ growing caution, but abruptly slowing growth in China and what it portended for the U.S. and the broader global economy were preeminent among them. In mid-August, global markets were rocked by China’s unanticipated move to devalue the yuan. Coming on the heels of disappointing Chinese export and manufacturing data, the move appeared to many investors as a rash attempt to boost the competitiveness of Chinese goods on world markets and called into question the ability of Chinese officials to guide a managed slowdown.

The U.S. economy has a relatively limited exposure to exports overall, much less to China, in particular. An abrupt slowdown in the world’s second-largest economy and largest consumer of commodities boded poorly for the overall global economy, however. Indeed, prices for copper, iron ore, and other metals reached their lowest levels since the depths of the financial crisis in 2009. China’s surprise move to weaken the yuan also raised the threat of setting off a round of competitive devaluations, and many emerging market currencies soon reached multiyear or even record lows against the U.S. dollar. The dollar’s strength posed its own threat to the U.S. economy, as it put downward pressure on already low inflation by reducing import prices and weighed on the competitive position of U.S. exports.

Oil prices also reached back to six-year lows, partly in response to falling Chinese demand, but also as OPEC chose to maintain current production and oil inventories swelled. Falling energy and commodity prices benefited emerging markets that are net consumers, such as India, but took a heavy toll on the economies of net exporters, such as Brazil and Russia. While hurting producers, lower gasoline and heating fuel prices benefited U.S. consumers and helped compensate for a slowdown in the industrial economy. The latest data indicate that U.S. gross domestic product expanded at an annualized pace of 2.1% in the third quarter—down from 3.9% in the second quarter, but evidence of resilience in the face of the global economic slowdown and the headwinds from a strong dollar.

After choosing not to raise interest rates in September, as some had anticipated, further improvement in the labor force and healthy consumer spending led the Fed to raise rates for the first time in nine years on December 16—just before this writing but after the end of our performance period. The Fed cited “considerable improvement in the labor market” in 2015 as well as policymakers being “reasonably confident” that inflation would rise. In taking this action, the Fed’s monetary policy diverged further from that of many other developed market central banks. The European Central Bank and the Bank of Japan, in particular, continued to reduce interest rates and engage in quantitative easing in an attempt to boost inflation and spur growth. China and many other major emerging markets also carried forward with monetary easing.

As shown in the table, the performance of major fixed income asset classes also diverged over the past six months as risk aversion increased and credit spreads widened. The high yield bond sector performed worst by some margin due to the heavy representation of energy issuers. The balance sheets of many energy firms eroded considerably as oil prices plummeted, but other types of issuers were not immune as investors shunned the asset class. Investment-grade corporate bonds fared better, although heavy new issuance in anticipation of the Fed rate hike weighed on results somewhat. Conversely, the “risk off” environment boosted prices of securitized debt, including mortgage-backed securities (MBS), which drew demand owing to their high-quality, strong liquidity profile, and yield advantage versus Treasuries. While not depicted in the chart above, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also held up well during the period. Both sectors have benefited from a strengthening U.S. consumer and from being relatively insulated from commodity price fluctuations. Treasury bonds saw slight gains as income returns compensated for a moderate decline in price as yields rose late in the period.

Performance and Investment Review

The fund’s investment approach is built on the foundation of a strong global research platform, which informs both our bottom-up selection of individual securities and our top-down decisions about sector allocations and yield curve positioning. We seek to add value in a number of ways for shareholders and enhance returns in a range of market environments, while maintaining a highly diversified portfolio that can offer some downside protection. Finally, we strive to maintain a risk-aware approach that balances our conviction in individual holdings and with a theme to look for any dislocations that may present investment opportunities.

In a period of substantial risk aversion, the fund’s allocation to non-benchmark holdings—particularly high yield bonds—weighed on its relative returns. This drag was partially offset by our individual credit selection, however, as well as our cautious stance toward energy issuers. The research of the firm’s energy analysts has been helpful in this regard, as it informed our view of the challenges that the sector might face and factored into our decision to reduce our exposure before the steep downturn in oil prices over the past year. We have reduced our overall allocation to the high yield sector by liquidating securities as well as utilizing a derivative overlay that allows us to maintain exposure to individual securities we favor.

Our risk-aware approach at the security level also benefited our relative returns among investment-grade corporate bonds. We have focused on financials, with substantial positions in U.S. money center banks Morgan Stanley, Goldman Sachs, and Bank of America—which have grown more attractive due to the stronger regulatory environment—as well as European banks, such as Britain’s Lloyd’s Bank. Generally, as healing in the financial sector continues and banks become better capitalized, the defensive appeal of this sector has grown considerably. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Despite having added to our overall investment-grade corporate allocation in recent months, we are being selective. We are keeping a close eye on how corporate fundamentals are weakening as companies have gone from hoarding cash to deploying it for stock buybacks, special dividends, and other equity-friendly purposes that may not be in the interests of bondholders. In other cases, however, we see instances where companies are deploying cash effectively in strategic mergers. Our analysts help us separate the wheat from the chaff, and we are focusing our investments on companies with solid management teams that are executing on strategic plans that boost cash flow and solidify balance sheets.

Careful security selection also boosted the results of our holdings of agency MBS, the largest allocation for both the fund and the benchmark. Specifically, the portfolio’s performance benefited from our preference for Fannie Mae versus Freddie Mac and Ginnie Mae issues, as well as our overweight to securities targeted by the Fed through reinvestment of its substantial portfolio of MBS holdings. Selection within CMBS and ABS was steady, falling roughly in line with those in the benchmark. We do not believe recent performance in these sectors is reflective of their solid underlying fundamentals. Indeed, we have been adding to our holdings of both CMBS and ABS in anticipation of continued economic growth in the coming year. Removing oversupply and other technical factors weighing on ABS and CMBS should unlock the intrinsic value of these high-quality sectors. Our exposure to Treasury inflation protected securities (TIPS) also weighed a bit on returns, but we have kept our exposure at the low end of our target range due to the disinflationary effect of declining oil prices and the strong U.S. dollar.

The fund’s foreign exposure hurt returns in the period. We still believe that a global search for opportunities will become increasingly crucial for U.S. investors in coming years, and yields remain attractive in many regions. We have been reducing our exposure to foreign bonds, however, particularly in regions that are dependent on high commodity prices. We have lowered our exposure to Mexico and South Africa, and we have substantially reduced our holdings in Brazil, where political scandals and falling commodity prices have taken a heavy toll on the country’s credit rating. The dollar’s strength has also been a headwind to returns. Where appropriate, we have sought to mitigate our foreign currency risk by hedging against currencies that are poised to weaken in other foreign currencies, particularly the euro, that we believe will strengthen. This strategy helped to limit our foreign exchange losses in the period, even as the dollar rose against nearly every other currency.

Our duration and yield curve management—or the mix of maturities we held in the portfolio—had a modestly negative impact on returns in the period. The fund is slightly defensive overall in its exposure to intermediate-term maturities, where yield volatility may be elevated as the Fed tightens monetary policy. This cautious duration position has reflected our desire to protect the portfolio from principal losses, and we still believe it is a prudent strategy over the longer term.

Outlook

As we write, global markets are adjusting to the Fed’s first rate hike since the financial crisis. The central bank had been telegraphing such a move for well over a year, and the initial market reaction suggests that few investors were caught off guard. Indeed, most appear to welcome the Fed’s move as a sign that the U.S. economy is finally on firmer ground. Our base case expectation is that the U.S. economy will prove resilient if not robust in 2016—growing at a rate of a little over 2%. As a result, we are emphasizing sectors with U.S. economic exposure such as CMBS and ABS.

We remain keenly aware that the fixed income market has become ever more complicated and globally integrated over the past several years. Fed policymakers have indicated that they not only consider domestic economic but global financial conditions when changing monetary policy. Continued monetary easing in Europe, China, and Japan—and the growing divergence with Fed policy—may impact global asset flows and foreign exchange levels. U.S. interest rates remain relatively attractive compared with many other countries, and further increases in U.S. yields could result in continued dollar strength, which would have an affect on a global basis. Finally, recent volatility in the high yield market has brought liquidity concerns, which we continue to monitor carefully. Our heavy allocation to the defensive Treasury and MBS sectors provides a high degree of overall portfolio liquidity.

In short, we “expect the unexpected” in 2016, and we would not be surprised to see further bouts of significant volatility. In an important sense, this is good news, as volatility can create opportunities for careful and patient investors as others choose—or are forced—to sell assets at prices that do not reflect their fundamentals. We have a talented global team of analysts to find such opportunities, and we look forward to reporting to you on the results of this search in six months.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Brian J. Brennan
Chairman of the fund’s Investment Advisory Committee

December 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Barclays U.S. Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar-denominated government bonds of a broad range of emerging markets.

J.P. Morgan Global High Yield Index: Tracks the investable universe of the U.S. dollar-denominated global high yield corporate debt market, including domestic and international issues.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses
T. Rowe Price Institutional Core Plus Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Core Plus Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Core Plus Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Core Plus Fund
November 30, 2015 (Unaudited)

($000s, except market price)

SWAPS 0.0%

	Notional Amount	Market Value	Initial Value**	Unrealized Gain (Loss)
CENTRALLY CLEARED SWAPS 0.0%				
Credit Default Swaps, Protection Bought 0.0%				
Protection Bought (Relevant Credit: Markit CDX.NA.HY-S25, 5 year index) Pay 5.00%, Receive upon credit default, 12/20/20	8,888	$ (275)	$ (165)	$ (110)
Total Centrally Cleared Credit Default Swaps Protection Bought				**(110)**
Credit Default Swaps, Protection Sold 0.0%				
Protection Sold (Relevant Credit: Markit CDX.NA.IG-S25, 5 year index) Receive 1.00%, Pay upon credit default, 12/20/20	1,500	14	13	1
Total Centrally Cleared Credit Default Swaps Protection Sold				**1**
Total Centrally Cleared Swaps				**(109)**
Net payments (receipts) of variation margin to date				**109**
Variation margin receivable (payable) on centrally cleared swaps				**$ —**

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Bought 0.0%				
JPMorgan Chase, Protection Bought (Relevant Credit: Amgen, 2.50% 11/15/16) Pay 1.00%, Receive upon credit default, 3/20/19	485	$ (12)	$ (9)	$ (3)
Total Bilateral Credit Default Swaps Protection Bought			**(9)**	**(3)**

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	12/4/15	USD	944	ZAR	12,995	$ 46
Bank of America Merrill Lynch	12/4/15	ZAR	20,475	USD	1,424	(8)
Bank of America Merrill Lynch	12/15/15	EUR	1,190	USD	1,263	(6)
Bank of America Merrill Lynch	1/27/16	USD	1,514	HUF	437,550	27
Bank of America Merrill Lynch	2/25/16	USD	1,489	EUR	1,400	6
BNP Paribas	12/2/15	BRL	5,620	USD	1,418	35
BNP Paribas	12/2/15	USD	1,460	BRL	5,620	7
Citibank	12/4/15	ZAR	7,865	USD	560	(16)
Deutsche Bank	12/4/15	AUD	2,100	USD	1,503	16
Deutsche Bank	1/8/16	USD	1,527	MXN	25,390	(1)
Deutsche Bank	1/27/16	USD	1,364	HUF	384,170	58
HSBC Bank	12/4/15	AUD	1,850	USD	1,326	12
HSBC Bank	12/4/15	USD	2,760	AUD	3,950	(97)
HSBC Bank	12/15/15	USD	1,344	EUR	1,190	86
HSBC Bank	2/23/16	USD	1,335	AUD	1,870	(12)
JPMorgan Chase	1/27/16	USD	365	HUF	104,295	11
Morgan Stanley	12/2/15	BRL	30,545	USD	7,961	(66)
Morgan Stanley	12/2/15	USD	8,180	BRL	30,545	285
Morgan Stanley	12/4/15	USD	1,121	ZAR	15,345	60
Morgan Stanley	1/8/16	USD	1,136	MXN	19,625	(45)
Morgan Stanley	3/2/16	BRL	11,305	USD	2,931	(91)
Morgan Stanley	3/2/16	USD	2,883	BRL	11,305	43
UBS Investment Bank	12/2/15	BRL	3,335	USD	891	(29)
UBS Investment Bank	12/2/15	USD	866	BRL	3,335	4
Net unrealized gain (loss) on open forward currency exchange contracts						$ 325

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/15	Value 5/31/15
T. Rowe Price Institutional Floating Rate Fund	$ 472	$ –	$ 472	$ 21,954	$ 22,255
T. Rowe Price Institutional High Yield Fund	1,053	1,574	1,053	31,018	34,616
T. Rowe Price Reserve Investment Fund	¤	¤	17	39,125	45,260
Totals			$ 1,542	$ 92,097	$ 102,131

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 97,650
Dividend income	1,542
Interest income	-
Investment income	$ 1,542
Realized gain (loss) on securities	$ (174)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Core Plus Fund
November 30, 2015 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Core Plus Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Core Plus Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Core Plus Fund
November 30, 2015 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Core Plus Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize total return through income and capital appreciation. The fund has two classes of shares: the Institutional Core Plus Fund original share class, referred to in this report as the Institutional Class, offered since November 30, 2004, and the Institutional Core Plus Fund–F Class (F Class), offered since September 28, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets; during the six months ended November 30, 2015, the F Class incurred less than $1,000 in these fees.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2015, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2015, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $21,000 cash and securities valued at $109,000. As of November 30, 2015, securities valued at $674,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 1% and 3% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 6% and 11% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2015, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2015, the notional amount of protection sold by the fund totaled $2,010,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2015, approximately 15% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At November 30, 2015, the fund’s total unfunded commitments not included in the Portfolio of Investments were $434,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $101,331,000 and $73,001,000, respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. government securities aggregated $330,216,000 and $355,331,000, respectively, for the six months ended November 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2015, the cost of investments for federal income tax purposes was $633,960,000. Net unrealized loss aggregated $5,253,000 at period-end, of which $7,080,000 related to appreciated investments and $12,333,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.40% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2015, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2016